Exhibit 10.28

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment Agreement”) is entered into as of this 2nd day of January, 2013 (“Effective Date”), by and among NBY Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 5980 Horton Street, Suite 550, Emeryville, California 94608 (“NBY”), Pioneer Pharma Co. Ltd., with its principal place of business at Suite A-C 18F, HuDong Finance Building, No.1128, XiangYin Road, Shanghai, P.R.C. (“Assignor”), and Naqu Area pioneer Pharma co., ltd. with its principal place of business at No.1000, Wangqiao Road, Pudong Area, Shanghai, P.R.C. (Assignee).

RECITALS

WHEREAS, ASSIGNOR and NBY have entered into an INTERNATIONAL DISTRIBUTION AGREEMENT, effective as of January 9, 2012 (the “Distribution Agreement”) under which they have agreed to grant to ASSIGNOR, the right to distribute the Product (as defined in Section 1.9 of the Agreement in the Territory (as defined in Section 1.12 of the Agreement);

WHEREAS, Section 14 of the Distribution Agreement provides that Pioneer/Assignor shall not have the right to assign, delegate, subdivide or otherwise transfer any obligations or rights under this Agreement without the prior written consent of NBY;

WHEREAS, Assignee is a wholly owned subsidiary of Assignor and Assignor intends to assign and transfer all rights, benefits, privileges, and claims, as well as obligations, duties, and responsibilities pursuant to the Distribution Agreement (the “Assigned Rights and Obligations”) to the Assignee;

WHEREAS, the Assignee desires, on the terms set forth herein, to assume all of the Assigned Rights and Obligations and NBY desires to consent to such assignment.

WHEREAS, the Parties agree to amend the Agreement, all as set forth in this Amendment herein below; and

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Party, the Parties agree as follows:

1.	Unless otherwise stated, all terms appearing herein with a capital letter shall have the meaning set forth in the Distribution Agreement.

2.	Assignment and Assumption.
a.	Assignor hereby assigns to Assignee all of the Assigned Rights and Obligations, and Assignee hereby assumes all of the Assigned Rights and Obligations.

b.

Assignee assumes, and agrees to pay and perform, all unperformed obligations of Assignor with respect to the Assigned Rights and Obligations, and agrees to be bound by the provisions of the Agreement, as if it were an original signatory thereto, and Assignor shall have no further obligations under the Agreement.

3.

Acceptance by NBY.  Pursuant to Section 14 of the Distribution Agreement, NBY hereby: (a) consents to Assignor’s assignment and delegation of all the Assigned Rights and Obligations; and (b) accepts Assignee’s assumption of the Assigned Rights and Obligations under the Distribution Agreement occurring, arising or accruing out of the period from and after the date of this Assignment Agreement.

4.

Further Actions Necessary.  Each of the Parties hereto covenants and agrees, at its own expense, to execute and deliver, at the request of another Party hereto, such further instruments of transfer and assignment and to take such other action as such other Party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Agreement.

5.	All other terms of the Distribution Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each party hereto has caused this Assignment and Assumption Agreement to be executed on its behalf, as of the Effective Date, by their respective duly authorized officers.

PIONEER PHARMA CO. LTD. (ASSIGNOR)		NOVABAY PHARMACEUTICALS, INC.

Name:	XinZhou Li	Name:	Ramin (Ron) Najafi, Ph.D.
Title:	President and CEO	Title:	Chairman & CEO
Signature:	/s/ XinZhou Li	Signature:	/s/ Ramin Najafi
Date:	January 2, 2013	Date:	January 2, 2013

COMPANY SEAL:

NAQU AREA PIONEER PHARMA CO. LTD

(ASSIGNEE)

Name:	XinZhou Li
Title:	President and CEO
Signature:	/s/ XinZhou Li
Date:	January 2, 2013

COMPANY SEAL:

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